               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K/A
                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                 May 31, 2000
                      ___________________________________

                                Universe2U Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its chapter)

                                    Nevada
                           -------------------------
                (State or other jurisdiction of incorporation)


                                   333-86331
                           -------------------------
                           (Commission File Number)


                                  88-0433489
                              -------------------
                       (IRS Employer Identification No.)


                     30 West Beaver Creek Rd. - Suite 109
                        Richmond Hill, Ontario, Canada
                         -----------------------------
                    (Address of principal executive offices)


                                    L4B 3K1
                        ------------------------------
                                  (Zip Code)


                                 (905) 881-3284
                               -----------------
              (Registrant's telephone number, including area code)


                           PAXTON MINING CORPORATION
                         ------------------------------
                                 (Former name)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

On July 24, 2000, Universe2U Inc. ("Universe2U")(formerly known as Paxton Mining Corporation) filed a Form 8-K with the Securities and Exchange Commission disclosing the acquisition on May 31, 2000 of all of the shares of CableTec Communications Inc. (formerly known as Bernie Tan Investments Inc. and referred to as "CableTec").

For accounting purposes, the acquisition of CableTec has been treated as a purchase. The purchase method of accounting allocates the aggregate purchase price to the assets acquired and liabilities assumed based upon their respective fair values. The excess of the purchase price over the fair value of assets and liabilities acquired of approximately $622,937 was allocated to capital assets.

The accompanying unaudited pro forma balance sheet presents the financial position of Universe2U and CableTec as of March 31, 2000, assuming the acquisition was completed as of the balance sheet date. The pro forma statements of operations for the three month period ended March 31, 2000 and the year ended December 31, 1999 reflect the acquisition, as if the acquisition had occurred on January 1, 1999, the first day of the earliest fiscal year presented. These pro forma financial statements also take into effect certain events that occurred subsequent to the periods presented.

The Company hereby amends the Form 8-K filed on July 24, 2000, pursuant to an undertaking made by the Company under paragraph (4) of Item 7(a) of Form 8-K, with respect to the disclosure set forth herein of the pro forma financial statements reflecting the acquisition. The Company herein incorporates by reference the disclosures made on such Form 8-K filed with the Securities and Exchange Commission and amends such filing with the addition of the exhibits contained herein. The financial information does not purport to be indicative of future results.

Financial Statements                                               Page
--------------------                                               ----
Bernie Tan Investments Inc. o/a CableTec
Financial Statements (audited)
December 31, 1999 and 1998                                         F-1

Bernie Tan Investments Inc. o/a CableTec
Interim Financial Statements (unaudited)
March 31, 2000 and 1999                                            F-11

Universe2U Inc.
Pro Forma Consolidated Financial Statements (unaudited)
March 31, 2000 and December 31, 1999                               F-22

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNIVERSE2U INC.


Date:   August 14, 2000         By:  /s/ R. John Slattery
                                     ----------------------------
                                     R. John Slattery
                                     Executive Vice President, Finance
                                     and Chief Financial Officer

                   Bernie Tan Investments Inc. o/a CableTec

                             Financial Statements

                               December 31, 1999

                          (expressed in U.S. dollars)

              [LETTERHEAD OF MOORE STEPHENS COOPER MOLYNEUX LLP]


                               Auditors' Report

To the Shareholders of
Bernie Tan Investments Inc. o/a CableTec

We have audited the balance sheet of Bernie Tan Investments Inc. o/a CableTec as at December 31, 1999 and the statements of operations and retained earnings and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1999, and the results of its operations and cash flows for the years ended December 31, 1999 and 1998 in accordance with generally accepted accounting principles in Canada.

Accounting principles generally accepted in Canada vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected shareholders' equity as at December 31, 1999 and 1998, to the extent summarized in Note 8 to the accompanying financial statements.

                                   Signed:  "Moore Stephens Cooper Molyneux LLP"

                                                 Chartered Accountants

Toronto, Ontario
August 11, 2000

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Balance Sheet
December 31, 1999
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

Assets
  Current assets
  Cash                                                                $ 142,437
  Accounts receivable                                                   110,728
  Note receivable (note 2)                                               90,071
  Prepaid expenses                                                          981
  Inventory                                                              12,339
  Due from shareholder (note 2)                                          41,607
-------------------------------------------------------------         ---------
                                                                        398,163
  Capital assets (note 3)                                               164,377
-------------------------------------------------------------         ---------
                                                                      $ 562,540
=============================================================         =========
Liabilities
  Current liabilities
  Accounts payable and accrued liabilities                            $ 116,340
  Income taxes payable                                                   58,412
  Current portion of vehicle loan (note 4)                                5,430
-------------------------------------------------------------         ---------
                                                                        180,182
  Vehicle loan payable (note 4)                                          11,174
-------------------------------------------------------------         ---------
                                                                        191,356
-------------------------------------------------------------         ---------
Shareholders' equity
  Share capital
  Authorized:
   Unlimited number of Common shares
  Issued and outstanding:
   120 Common shares                                                          1
  Retained earnings                                                     371,183
-------------------------------------------------------------         ---------
                                                                        371,184
-------------------------------------------------------------         ---------
                                                                      $ 562,540
=============================================================         =========

The accompanying notes are an integral part of these financial statements.


Approved on behalf of the Board


__________________________

Bernard Tanunagara

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Statement of Retained Earnings
for the years ended December 31, 1999 and 1998
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

                                                        1999          1998
--------------------------------------------------------------      --------
Retained earnings, beginning of years                 $264,395      $249,804
  Net income for the years                              87,719        32,400
--------------------------------------------------------------      --------
                                                       352,114       282,204
  Effect of exchange differences                        19,069       (17,809)
--------------------------------------------------------------      --------
Retained earnings, end of years                       $371,183      $264,395
==============================================================      ========

The accompanying notes are an integral part of these financial statements.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Statement of Operations
for the years ended December 31, 1999 and 1998
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

                                                       1999           1998
--------------------------------------------------------------      --------
Sales                                                 $863,014      $674,437
--------------------------------------------------------------      --------
Cost of goods sold
  Subcontracting                                       232,442       146,302
  Wages and benefits                                   205,940       140,392
  Equipment rental and maintenance                      78,074        72,572
  Materials                                             45,145        54,213
  Amortization                                          50,046        39,315
---------------------------------------------------------------     --------
                                                       611,647       452,794
--------------------------------------------------------------      --------
Gross profit                                           251,367       221,643
--------------------------------------------------------------      --------
Expenses
  Professional fees                                     17,059         2,646
  Vehicles and travel                                   40,617        37,089
  Rent and realty taxes                                 36,170        34,286
  Advertising and promotion                             35,083        24,371
  Insurance                                             16,705         5,907
  Office and general                                     8,045         5,956
  Bank charges and interest                              4,864         8,631
  Bad debt expense                                     (10,191)       22,010
--------------------------------------------------------------      --------
                                                       148,352       140,896
--------------------------------------------------------------      --------
Income from continuing operations                      103,015        80,747
Income from discontinued operations (note 6)            15,724       (27,464)
--------------------------------------------------------------      --------
Income before provision for income taxes               118,739        53,283
  Provision for income taxes                            31,020        20,883
--------------------------------------------------------------      --------
Net income for the years                              $ 87,719      $ 32,400
==============================================================      ========

The accompanying notes are an integral part of these financial statements.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Statement of Cash Flows
for the years ended December 31, 1999 and 1998
(expressed in U.S. dollars)

---------------------------------------------------------------------------------------------
                                                                          1999           1998
------------------------------------------------------------------------------  -------------
Cash flow from operating activities
 Net income for the years                                            $  87,719    $   32,400
 Items not affecting cash
  Amortization                                                          50,046        39,315
  Gain on disposal of capital assets                                   (18,476)            -
------------------------------------------------------------------------------  ------------
                                                                       119,289        71,715

 Other sources (uses) of cash from operations
  Decrease in accounts receivable                                       31,258        79,639
  Decrease (increase) in prepaid expenses                                1,515          (248)
  Decrease in inventory                                                  2,981        24,029
  (Decrease) increase in accounts payable and accrued liabilities      (61,737)       41,671
  Increase (decrease) in income taxes payable                           32,728       (57,896)
------------------------------------------------------------------------------  ------------
                                                                       126,034       158,910
------------------------------------------------------------------------------  ------------

Cash flow from investing activities
  Purchase of capital assets                                           (60,536)      (65,617)
  Proceeds on disposal of capital assets                                27,436             -
------------------------------------------------------------------------------  ------------
                                                                       (33,100)      (65,617)
------------------------------------------------------------------------------  ------------

Cash flow from financing activities
  (Repayments) proceeds on long-term debt                               (3,626)       20,232
  Increase in note receivable                                          (90,071)            -
  Increase in due from employee                                        (69,420)       (3,274)
------------------------------------------------------------------------------  ------------
                                                                      (163,117)       16,958
------------------------------------------------------------------------------  ------------
Effect of exchange rate differences                                     10,389        (5,414)
------------------------------------------------------------------------------  ------------
(Decrease) increase in cash                                            (59,794)      104,837
Cash, beginning of years                                               202,231        97,394
------------------------------------------------------------------------------  ------------
Cash, end of years                                                   $ 142,437    $  202,231
==============================================================================  ============

The accompanying notes are an integral part of these financial statements.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1999
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies
--------------------------------------------------------------------------------

     Cash and cash equivalents

     Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with maturity at the date of purchase of three months or less.

     Inventory

     Raw materials are valued at the lower of cost and replacement cost. Finished goods are valued at the lower of cost and net realizable value. Cost is determined on the first-in, first-out basis.

     Capital assets

     Capital assets are recorded at cost. Amortization is provided over the assets' estimated useful lives at the following rates:

     Furniture and fixtures      -      20%  declining balance
     Computers                   -      30%  declining balance
     Tools and equipment         -      20%  declining balance
     Vehicles and trucks         -      30%  declining balance
     Leasehold improvements      -           5 year straight line

     Revenue recognition

     Revenue for services provided is recognized in the period the services are performed based on the costs incurred.

     Foreign exchange

     The Company's operations are self-sustaining and therefore their assets and liabilities are translated into U.S. dollars, the basis of presentation of these financial statements, using the year end rate of exchange, and revenue and expenses of such operations are translated using the average rate of exchange for the year. The related foreign exchange gains and losses arising on translation of the Company's operations are included in shareholders' equity until realized.

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Fair value

     The carrying amount of accounts receivable, bank loans, accounts payable accrued liabilities approximates their fair value because of the short-term maturities of these items. The fair value of the note receivable from a related company is not determinable, as this amount is due on demand without interest, and, accordingly, cannot be ascertained with reference to similar debt with non-related parties.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1999
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies - continued
--------------------------------------------------------------------------------

     Future income taxes

     The Company adopted the asset/liability method of accounting for future income taxes in fiscal 1999, whereby future income tax liabilities are determined by applying the tax rate at the end of the fiscal year to temporary differences between the accounting and tax bases of the assets and the liabilities of the Company. The future income tax liability results from differences between the tax base and carrying values of capital and other assets, differences in the accounting and tax treatment of certain costs.

2.   Related Party Transactions
--------------------------------------------------------------------------------

     During the year, the Company sold the net assets of its cellular division to 1375270 Ontario Limited, a corporation controlled by the shareholders of the Company. The purchase price was satisfied by a note receivable of $90,071 which is non-interest bearing, unsecured, and repayable by May 31, 2000. The sale resulted in a gain on disposal of $18,476 (see note 6).

     Amounts due to shareholders are non-interest bearing with no fixed repayment terms.

3.   Capital Assets

--------------------------------------------------------------------------------------------------
                                                                               1999           1998
-----------------------------------------------------------------------------------  -------------
                                                             Accumulated   Net Book       Net Book
                                                   Cost     Amortization      Value          Value
-----------------------------------------------------------------------------------  -------------
   Furniture and fixtures                     $       -     $       -      $      -  $       2,964
   Computers                                          -             -             -          3,907
   Tools and equipment                          172,598        91,854        80,744         66,789
   Vehicles and trucks                          193,948       110,315        83,633         78,821
   Leasehold improvements                             -             -             -          1,052
-----------------------------------------------------------------------------------  -------------
                                              $ 366,546     $ 202,169      $164,377  $     153,533
===================================================================================  =============

4. Vehicle Loan

--------------------------------------------------------------------------------------------------
                                                                               1999          1998
-----------------------------------------------------------------------------------  -------------
 The loan is secured by the vehicle, bears interest at 1.9% per annum, is repayable at $475 monthly principal and interest
 and matures November 2002.                                                $ 16,604  $      20,231
-----------------------------------------------------------------------------------  -------------
   Less:  Current portion                                                     5,430          5,023
-----------------------------------------------------------------------------------  -------------
                                                                           $ 11,174  $      15,208
===================================================================================  =============

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1999
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

4. Vehicle Loan - continued
--------------------------------------------------------------------------------
   Principal payments on long-term debt are as follows:
   2000                                     $ 5,430
   2001                                       5,534
   2002                                       5,640
---------------------------------------------------
                                            $16,604

5. Interest and Income Taxes Paid
--------------------------------------------------------------------------------

   During the year, the Company had cash flows arising from interest and income taxes paid as follows:
--------------------------------------------------------------------------------

                                                          1999            1998
--------------------------------------------------------------      ----------
   Interest paid                                       $ 4,991      $    9,056
   Income taxes paid                                   $ 6,843      $   71,158
==============================================================      ==========

6. Discontinued Operations
--------------------------------------------------------------------------------

   On November 30, 1999, the Company completed an agreement with 1375270 Ontario Limited, a related corporation, to sell the net assets of its cellular division. The sale closed on November 30, 1999. Accordingly, the cellular operations have been treated as discontinued operations in the 1999 financial statements and the comparative balances for 1998 have been restated.

   The operating results of discontinued operations are as follows:

-------------------------------------------------------------------------------
                                                             1999          1998
-----------------------------------------------------------------   -----------
   Sales                                            $     441,515   $   508,752
   Gain on sale of assets                                  18,476             -
-----------------------------------------------------------------   -----------
                                                          459,991       508,752
   Cost of sales                                          368,185       461,778
-----------------------------------------------------------------   -----------
   Gross profit                                            91,806        46,974
-----------------------------------------------------------------   -----------

Expenses
    Operating expenses                                     65,264        75,449
    Interest expense                                        4,759         4,986
    Amortization                                                -         3,584
-----------------------------------------------------------------   -----------
                                                           70,023        84,019
-----------------------------------------------------------------   -----------
   Income before provision for income taxes                21,783       (37,045)
    Provision for income taxes                              6,059        (9,581)
-----------------------------------------------------------------   -----------
   Net income (loss) from discontinued operations   $      15,724   $   (27,464)
=================================================================   ===========

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1999
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

7. Commitments and Contingencies
--------------------------------------------------------------------------------

   At December 31, 1999, the Company's total obligation, under an operating lease for equipment is as follows:

    2000                                        $ 48,591
    2001                                          48,591
    2002                                          28,345
--------------------------------------------------------
                                                $125,527
========================================================

8. Reconciliation of Results Reported in Accordance with Generally Accepted Accounting Principles (GAAP) in Canada with United States ("U.S.") GAAP
--------------------------------------------------------------------------------

   Significant adjustments

   There are no significant differences between Canadian GAAP and U.S. GAAP that would have a material effect on the reported net income of the Company.

   U.S. GAAP does require the presentation of a statement of comprehensive income to report the non-shareholder related transactions which have impacted shareholders' equity during the year:

--------------------------------------------------------------------------------------
                                                                   1999           1998
-----------------------------------------------------------------------   ------------
    Net income in accordance with U.S. GAAP                  $   87,719   $     32,400
    Other comprehensive expense item before tax
     Foreign currency translation adjustment                     19,069        (17,809)
-----------------------------------------------------------------------   ------------
    Comprehensive income before tax                             106,788         14,591
     Tax effect on other comprehensive expense item at 23.0%      4,386         (4,096)
-----------------------------------------------------------------------   ------------
    Comprehensive income in accordance with U.S. GAAP        $  102,402   $     18,687
=======================================================================   ============


9. Subsequent Events
--------------------------------------------------------------------------------

   Subsequent to the year end, 100% of the issued and outstanding shares of the Company were acquired by Universe2U Inc., a Canadian subsidiary of Universe2U Inc., a publicly traded Nevada Corporation.

                   Bernie Tan Investments Inc. o/a CableTec

                        Unaudited Financial Statements

                                March 31, 2000

                          (expressed in U.S. dollars)

              [LETTERHEAD OF MOORE STEPHENS COOPER MOLYNEUX LLP]


                           Review Engagement Report

To the Shareholders of
Bernie Tan Investments Inc. o/a CableTec

We have reviewed the interim balance sheet of Bernie Tan Investments Inc. o/a CableTec as at March 31, 2000 and the interim statements of operations and
retained earnings and cash flows for the three month period then ended.   Our
review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles.

Accounting principles generally accepted in Canada vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected shareholders' equity as at March 31, 2000 to the extent summarized in Note 8 to the accompanying financial statements.

                                   Signed:  "Moore Stephens Cooper Molyneux LLP"

                                                     Chartered Accountants

Toronto, Ontario
August 11, 2000

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Unaudited Balance Sheet
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------
                                                               2000         1999
-------------------------------------------------------------------   ----------
Assets
 Current assets
 Cash and short-term deposits                              $  25,802  $  187,905
 Accounts receivable                                         182,613     111,810
 Note receivable (note 2)                                     89,692           -
 Prepaid expenses                                                977       2,537
 Inventory                                                         -      70,724
 Due from employees (note 2)                                  84,097           -
--------------------------------------------------------------------  ----------
                                                             383,181     372,976
 Capital assets (note 3)                                     168,975     147,778
 Incorporation costs                                               -         643
--------------------------------------------------------------------  ----------
                                                           $ 552,156  $  521,397
====================================================================  ==========
Liabilities
  Current liabilities
  Accounts payable and accrued liabilities                 $  53,411  $  144,614
  Income taxes payable                                        70,150      32,554
  Due to related parties                                           -      28,090
  Current portion of vehicle loan (note 4)                     5,433       5,130
--------------------------------------------------------------------  ----------
                                                             128,994     210,388
  Vehicle loan payable (note 4)                                9,759      13,767
--------------------------------------------------------------------  ----------
                                                             138,753     224,155
--------------------------------------------------------------------  ----------
Shareholders' equity
  Share capital
  Authorized:
   Unlimited number of Common shares
  Issued and outstanding:
   120 Common shares                                               1           1
  Retained earnings                                          413,402     297,241
--------------------------------------------------------------------  ----------
                                                             413,403     297,242
--------------------------------------------------------------------  ----------
                                                           $ 552,156  $  521,397
====================================================================  ==========

The accompanying notes are an integral part of these financial statements.


Approved on behalf of the Board


______________________
Bernard Tanunagara

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Unaudited Statement of Retained Earnings
for the three month period ended March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------
                                                               2000         1999
-------------------------------------------------------------------     --------
Retained earnings, beginning of period                     $371,183     $264,395
  Net income for the period                                  43,657       28,485
-------------------------------------------------------------------     --------
                                                            414,840      292,880
  Effect of exchange rate differences                        (1,438)       4,361
-------------------------------------------------------------------     --------
Retained earnings, end of period                           $413,402     $297,241
===================================================================     ========

The accompanying notes are an integral part of these financial statements.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Unaudited Statement of Operations
for the three month period ended March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------
                                                               2000        1999
-------------------------------------------------------------------   ---------
Sales                                                      $244,839    $107,368
-------------------------------------------------------------------    --------
Cost of goods sold
  Subcontracting                                             46,334      28,334
  Wages and benefits                                         32,637      31,475
  Equipment rental and maintenance                           20,572       6,662
  Materials                                                  11,146      12,363
  Amortization                                               10,863       7,842
-------------------------------------------------------------------    --------
                                                            121,552      86,676
-------------------------------------------------------------------    --------
Gross profit                                                123,287      20,692
-------------------------------------------------------------------    --------
Expenses
  Vehicles and travel                                        29,729      11,998
  Advertising and promotion                                  14,082       9,824
  Rent and realty taxes                                      10,308       7,548
  Professional fees                                           6,693           -
  Insurance                                                   4,363       5,255
  Office and general                                          1,946       1,895
  Bank charges and interest                                     557           -
-------------------------------------------------------------------    --------
                                                             67,678      36,520
-------------------------------------------------------------------    --------
Income from continuing operations                            55,609     (15,828)
Income from discontinued operations (note 6)                      -      40,891
-------------------------------------------------------------------    --------
Income before provision for income taxes                     55,609      25,063
  Provision for income taxes                                 11,952      (3,422)
-------------------------------------------------------------------    --------
Net income for the period                                  $ 43,657    $ 28,485
===================================================================    ========

The accompanying notes are an integral part of these financial statements.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Unaudited Statement of Cash Flows
for the three month period ended March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------
                                                               2000         1999
-------------------------------------------------------------------   ----------
Cash flow from operating activities
  Net income for the period                                $ 43,657    $ 28,485
  Items not affecting cash
    Amortization                                             10,863       7,842
-------------------------------------------------------------------    --------
                                                             54,520      36,327
Other sources (uses) of cash from operations
 (Increase) decrease in accounts receivable                 (71,885)     30,177
 Decrease (increase) in inventory                            12,339     (55,403)
 Decrease in accounts payable and accrued liabilities       (62,929)    (33,460)
 Increase in income taxes payable                            11,738       6,870
-------------------------------------------------------------------    --------
                                                            (56,217)    (15,489)
-------------------------------------------------------------------    --------
Cash flow from investing activities
  Purchase of capital assets                                (16,185)          -
-------------------------------------------------------------------    --------
Cash flow from financing activities
  Repayments on long-term debt                               (1,412)     (1,335)
  (Increase) decrease in due from employee                  (42,490)        277
-------------------------------------------------------------------    --------
                                                            (43,902)     (1,058)
-------------------------------------------------------------------    --------
Effect of exchange rate changes on cash                        (331)      2,221
-------------------------------------------------------------------    --------

Decrease in cash                                           (116,635)    (14,326)
Cash, beginning of period                                   142,437     202,231
-------------------------------------------------------------------    --------
Cash, end of period                                        $ 25,802    $187,905
===================================================================    ========

The accompanying notes are an integral part of these financial statements.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Unaudited Statement
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

1. Significant Accounting Policies
--------------------------------------------------------------------------------

   Unaudited interim statements

   The financial statements as of March 31, 2000 and for the three months ended March 31, 2000 are unaudited, however, in the opinion of management all adjustments necessary to a fair presentation of the financial statements for this interim period have been made. The results for the interim period ended March 31, 2000 are not necessarily indicative of the results to be obtained for a full fiscal year.

   Cash and cash equivalents

   Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with maturity at the date of purchase of three months or less.

   Capital assets

   Capital assets are recorded at cost. Amortization is provided over the assets' estimated useful lives at the following rates:

   Tools and equipment              -   20 %  declining balance
   Vehicles and trucks              -   30 %   declining balance

   Revenue recognition

   Revenue for services provided is recognized in the period the services are performed based on the costs incurred.

   Foreign exchange

   The Company's operations are self-sustaining and therefore their assets and liabilities are translated into U.S. dollars, the basis of presentation of these financial statements, using the period end rate of exchange, and revenue and expenses of such operations are translated using the average rate of exchange for the period. The related foreign exchange gains and losses arising on translation of the Company's operations are included in shareholders' equity until realized.

   Use of estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Fair value

   The carrying amount of accounts receivable, bank loans, accounts payable accrued liabilities approximates their fair value because of the short-term maturities of these items. The fair value of the note receivable from a related company is not determinable, as this amount is due on demand without interest, and, accordingly, cannot be ascertained with reference to similar debt with non-related parties.

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Unaudited Statement
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

1. Significant Accounting Policies - continued
--------------------------------------------------------------------------------

   Future income taxes

   The Company adopted the asset/liability method of accounting for future income taxes in fiscal 1999 whereby future income tax liabilities are determined by applying the tax rate at the end of the fiscal year to temporary differences between the accounting and tax bases of the assets and the liabilities of the Company. The future income tax liability results from differences between the tax base and carrying values of capital and other assets, differences in the accounting and tax treatment of certain costs.

2. Related Party Transactions
--------------------------------------------------------------------------------

   During the prior year, the Company sold the net assets of its cellular division to 1375270 Ontario Limited, a corporation controlled by the shareholders of the Company. The purchase price was satisfied by the assumption of liabilities related to the cellular division and a note receivable of $89,692 which is non-interest bearing, unsecured, and repayable by May 31, 2000. The sale resulted in a gain on disposal of $18,476.

   Amounts due to and from shareholders are non-interest bearing with no fixed repayment terms.

3. Capital Assets

--------------------------------------------------------------------------------
                                                                2000        1999
--------------------------------------------------------------------    --------
                                              Accumulated   Net Book    Net Book
                                    Cost     Amortization      Value       Value
--------------------------------------------------------------------    --------
   Furniture and fixtures        $      -       $      -    $      -    $  2,861
   Computers                            -              -           -       3,772
   Tools and equipment            178,183         95,745      82,438      64,028
   Vehicles and trucks            203,005        116,468      86,537      76,101
   Leasehold improvements               -              -           -       1,016
--------------------------------------------------------------------    --------
                                 $381,188       $212,213    $168,975    $147,778
====================================================================    ========

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Unaudited Statement
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

4. Vehicle Loan

--------------------------------------------------------------------------------
                                                                2000        1999
--------------------------------------------------------------------    --------
   The loan is secured by the vehicle, bears interest at
   1.9% per annum, is repayable at $473 monthly principal
   and interest and matures November 2002.                   $15,192    $18,896

   Less:  Current portion                                      5,433      5,130
--------------------------------------------------------------------    --------

                                                             $ 9,759    $13,766
====================================================================    =======

   Principal payments on long-term debt are as follows:

   2001                                                      $ 5,433
   2002                                                        5,537
   2003                                                        4,222
--------------------------------------------------------------------
                                                             $15,192
====================================================================

5. Interest and Income Taxes Paid
--------------------------------------------------------------------------------

   During the year, the Company had cash flows arising from interest and income taxes paid as follows:

--------------------------------------------------------------------------------
                                                                2000        1999
--------------------------------------------------------------------    --------
   Interest paid                                             $   557    $  1,382
   Income taxes paid                                         $     -    $  1,417
====================================================================    ========

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Unaudited Statement
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

6. Discontinued Operations
--------------------------------------------------------------------------------

   On November 30, 1999 the Corporation completed an agreement with 1375270 Ontario Limited, a related corporation, to sell the net assets of its cellular division. The sale closed on November 30, 1999. Accordingly, the cellular operations have been treated as discontinued operations in the 1999 financial statements.

   The operating results of discontinued operations are as follows:
--------------------------------------------------------------------------------

                                                                2000        1999
--------------------------------------------------------------------    --------
   Sales                                                     $     -    $117,990
   Cost of sales                                                   -      40,564
--------------------------------------------------------------------    --------
   Gross profit                                                    -      77,426
--------------------------------------------------------------------    --------

   Expenses
    Operating expenses                                             -      23,471
    Interest expense                                               -       1,382
    Amortization                                                   -         402
--------------------------------------------------------------------    --------
                                                                   -      25,255

   Income before provision for income taxes                        -      52,171
    Provision for income taxes                                     -      11,280
--------------------------------------------------------------------    --------
   Net income from discontinued operations                   $     -    $ 40,891
====================================================================    ========

7. Commitments and Contingencies
--------------------------------------------------------------------------------

   At March 31, 2000, the Company's total obligation, under an operating lease for equipment is as follows:

    2000                                                    $36,289
    2001                                                     48,386
    2002                                                     28,225
-------------------------------------------------------------------
                                                           $112,900
===================================================================

Bernie Tan Investments Inc. o/a CableTec
--------------------------------------------------------------------------------

Notes to Unaudited Statement
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

8. Reconciliation of Results Reported in Accordance with Generally Accepted Accounting Principles (GAAP) in Canada with United States ("U.S.") GAAP
--------------------------------------------------------------------------------

   Significant adjustments

   There are no significant differences between Canadian GAAP and U.S. GAAP that would have a material effect on the reported net income of the Company.

   U.S. GAAP does require the presentation of a statement of comprehensive income to report the non-shareholder related transactions which have impacted shareholders' equity during the period:
--------------------------------------------------------------------------------

    Net income in accordance with U.S. GAAP                  $43,657    $28,485
    Other comprehensive expense item before tax:
     Foreign currency translation adjustment                  (1,438)     4,361
--------------------------------------------------------------------    -------
    Comprehensive income before tax                           42,219     32,846
     Tax effect of other comprehensive expense item at 23.0%     331     (1,003)
--------------------------------------------------------------------    -------
    Comprehensive income in accordance with U.S. GAAP        $42,550    $31,843
====================================================================    =======

9. Subsequent Event
--------------------------------------------------------------------------------

   Subsequent to the period end, 100% of the issued and outstanding shares of the Company were acquired by Universe2U Inc., a Canadian subsidiary of Universe2U Inc., a publicly traded Nevada Corporation.

                                Universe2U Inc.

                     (formerly Paxton Mining Corporation)

             Unaudited Pro Forma Consolidated Financial Statements

                     March 31, 2000 and December 31, 1999

                          (expressed in U.S. dollars)

                             Basis of Presentation

These unaudited pro forma financial statements give effect to the acquisition by Universe2U Inc. ("Universe2U") of Bernie Tan Investments Inc. ("CableTec") in a transaction to be accounted for as a purchase. The unaudited pro forma consolidated balance sheet is based on the individual unaudited historical balance sheets of Universe2U and CableTec, and has been prepared to reflect the acquisition by Universe2U of CableTec as of March 31, 2000. The unaudited pro forma consolidated statements of operations and deficit are based on the individual historical statements of operations and deficit of Universe2U and CableTec and combine the results of the operations for the period ended March 31, 2000 and the year ended December 31, 1999 as if the acquisition occurred on January 1, 1999. The historical balance sheet of Universe2U has been adjusted to retroactively give effect to the combined results of Universe2U Inc. (formerly known as Paxton Mining Corporation)("Paxton") and Universe2U Inc. ("Universe2U") as a result of the reverse acquisition by Universe2U of Paxton accounted for as a recapitalization. The effects of the recapitalization are included as Universe2U in the unaudited pro forma consolidated balance sheet.

The unaudited pro forma consolidated balance sheet and consolidated statements of operations and deficit have been prepared by management in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") and the pro forma assumptions and adjustments described in notes 1, 4 and 5 attached hereto.

The unaudited pro forma consolidated balance sheet and consolidated statements of operations and deficit as at March 31, 2000 and for the period ended March 31, 2000 and the year ended December 31, 1999 are based on the unaudited historical combined financial statements of Paxton for the period ended March 31, 2000, the unaudited historical combined financial statements of Universe2U for the period ended March 31, 2000, the audited historical combined financial statements of Universe2U for the year ended December 31, 1999, the unaudited historical financial statements of CableTec for the period ended March 31, 2000, and the audited historical financial statements of CableTec for the year ended December 31, 1999. All significant adjustments required in accordance with U.S. GAAP have been reflected in these pro forma figures.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that actually would have resulted if the transactions reflected herein had been completed on the dates indicated or the results which may be obtained in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements of CableTec, including the respective notes thereto, included elsewhere herein.

Universe2U Inc. (formerly Paxton Mining Corporation)                   Exhibit A
--------------------------------------------------------------------------------

Unaudited Pro Forma Consolidated Balance Sheet
as at March 31, 2000
(expressed in U.S. dollars)
----------------------------------------------------------------------------------------------------------------
                                                                                 Pro forma             Pro forma
                                                  Universe2U     CableTec      Adjustments          Consolidated
                                           (from Schedule 1)
-------------------------------------------------------------------------------------------   ------------------
Assets
  Current assets
  Cash                                          $   302,886     $   25,802     $         -           $   328,688
  Accounts receivable                               791,970        182,613               -               974,583
  Note receivable                                         -         89,692               -                89,692
  Subscription receivable                                 -              -       1,100,000  4d         1,100,000
  Prepaid expenses                                   99,487            977         (68,995) 4b            31,469
  Due from employee                                       -         84,097               -                84,097
-------------------------------------------------------------------------------------------   ------------------
                                                  1,194,343        383,181       1,031,005             2,608,529
  Future income taxes                               135,848              -               -               135,848
  Capital assets                                    504,739        168,975         622,937  4b         1,296,651
  Mining claims                                         262              -               -                   262
-------------------------------------------------------------------------------------------   ------------------
                                                $ 1,835,192     $  552,156     $ 1,653,942           $ 4,041,290
===========================================================================================   ==================
Liabilities
 Current liabilities
 Accounts payable and accrued liabilities       $   877,280     $   53,411     $         -           $   930,691
 Income taxes payable                                29,400         70,150               -                99,550
 Current portion of capital lease obligation         14,265              -               -                14,265
 Current portion of long-term debt                   54,756          5,433               -                60,189
 Note payable                                             -              -         967,345  4b           967,345
-------------------------------------------------------------------------------------------   ------------------
                                                    975,701        128,994         967,345             2,072,040
 Due to related parties                             348,626              -        (498,857) 4c          (150,231)
 Obligation under capital lease                      10,356              -               -                10,356
 Long-term debt                                     253,842          9,759               -               263,601
 Convertible debenture                              689,941              -        (689,941) 4a                 -
-------------------------------------------------------------------------------------------   ------------------
                                                  2,278,466        138,753        (221,453)            2,195,766
-------------------------------------------------------------------------------------------   ------------------
Shareholders' equity
  Share capital                                       7,868              1         689,941  4a         2,296,666
                                                                                        (1) 4b
                                                                                   498,857  4c
                                                                                 1,100,000  4d
  Additional paid in capital                          1,787              -               -                 1,787
  Deficit                                          (452,929)       413,402        (413,402) 4b          (452,929)
-------------------------------------------------------------------------------------------   ------------------
                                                   (443,274)       413,403       1,875,395             1,845,524
-------------------------------------------------------------------------------------------   ------------------
                                                $ 1,835,192     $  552,156     $ 1,653,942           $ 4,041,290
===========================================================================================   ==================

Reference is made to the accompanying "Notes to Unaudited Pro Forma Financial Statements".


Approved on behalf of the Board


_____________________________________           ________________________________
Director                                        Director

Universe2U Inc. (formerly Paxton Mining Corporation)                 Schedule 1
-------------------------------------------------------------------------------

Unaudited Combined Balance Sheet
as at March 31, 2000
(expressed in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------
                                                      Paxton     Universe2U      Adjustments         Combined
                                                                                                (to Exhibit A)
-----------------------------------------------------------------------------------------------------------------
Assets
 Current assets
 Cash                                             $    6,984    $   295,902      $         -      $    302,886
 Accounts receivable                                       -        791,970                -           791,970
 Prepaid expenses                                          -         99,487                -            99,487
--------------------------------------------------------------------------------------------      ------------

                                                       6,984      1,187,359                -      $  1,194,343
 Future income taxes                                       -        135,848                -           135,848
 Capital assets                                        7,890        496,849                -           504,739
 Mining claims                                           262              -                -               262
--------------------------------------------------------------------------------------------      ------------
                                                  $   15,136    $ 1,820,056      $         -      $  1,835,192
============================================================================================      ============

Liabilities
 Current liabilities
 Accounts payable and accrued liabilities         $    5,495    $   871,785      $         -      $    877,280
 Income taxes payable                                      -         29,400                -            29,400
 Current portion of capital lease obligation               -         14,265                -            14,265
 Current portion of long-term debt                         -         54,756                -            54,756
--------------------------------------------------------------------------------------------      ------------

                                                       5,495        970,206                -      $    975,701
 Due to related parties                                    -        348,626                -           348,626
 Obligation under capital lease                            -         10,356                -            10,356
 Long-term debt                                            -        253,842                -           253,842
 Convertible debenture                                     -        689,941                -           689,941
--------------------------------------------------------------------------------------------      ------------
                                                       5,495      2,272,971                -         2,278,466
--------------------------------------------------------------------------------------------      ------------

Shareholders' equity
 Share capital                                            55             14              (14) 3b         7,868
                                                           -              -           (7,813) 3c
 Additional paid in capital                          325,965              -         (316,365)            1,787
                                                           -              -           (7,813) 3c
 Deficit                                            (316,379)      (452,929)         316,379  3a      (452,929)
--------------------------------------------------------------------------------------------      ------------
                                                       9,641       (452,915)               -          (443,274)
--------------------------------------------------------------------------------------------      ------------
                                                   $  15,136     $1,820,056      $         -      $  1,835,192
============================================================================================      ============


Reference is made to the accompanying "Notes to Unaudited Pro Forma Financial Statements".


Approved on behalf of the Board

________________________________             ___________________________________
Director                                     Director

Universe2U Inc. (formerly Paxton Mining Corporation)
--------------------------------------------------------------------------------
Unaudited Pro Forma Consolidated Statement of Operations for the period ended March 31, 2000
(expressed in U.S. dollars)

--------------------------------------------------------------------------------------------------------
                                                                             Pro forma         Pro forma
                                               Universe2U     CableTec     Adjustments      Consolidated
--------------------------------------------------------------------------------------      ------------
Sales                                         $ 1,510,519    $ 244,839     $         -      $  1,755,358
--------------------------------------------------------------------------------------      ------------
Cost of goods sold
  Subcontracting                                  384,813       46,334               -           431,147
  Wages and benefits                                7,869       32,637               -            40,506
  Materials                                       443,589       11,146               -           454,735
  Equipment rental and maintenance                 34,449       20,572               -            55,021
  Amortization                                     12,607       10,863               -            23,470
--------------------------------------------------------------------------------------      ------------
                                                  883,327      121,552               -         1,004,879
--------------------------------------------------------------------------------------      ------------
Gross profit                                      627,192      123,287               -           750,479
--------------------------------------------------------------------------------------      ------------
Expenses
  Salaries and wages                              180,264            -               -           180,264
  Professional fees                                63,084        6,693               -            69,777
  Consulting fees                                 108,585            -               -           108,585
  Management fees                                  44,652            -               -            44,652
  Interest and bank charges                        19,324          557               -            19,881
  Auto and travel                                  48,973       29,729               -            78,702
  Rent and utilities                               35,602       10,308               -            45,910
  Advertising and promotion                        13,369       14,082               -            27,451
  Insurance                                        12,309        4,363               -            16,672
  Telephone                                        21,170            -               -            21,170
  Office and general                               38,503        1,946               -            40,449
  Stock based compensation                          4,670            -               -             4,670
  Employee benefits                                10,882            -               -            10,882
  Repairs and maintenance                           1,626            -               -             1,626
  Amortization of capital assets                   17,038            -          30,914  5a        47,952
--------------------------------------------------------------------------------------      ------------
                                                  620,051       67,678          30,914           718,643
--------------------------------------------------------------------------------------      ------------
Income before provision for income taxes            7,141       55,609         (30,914)           31,836
  Provision for income taxes                       17,560       11,952               -            29,512
--------------------------------------------------------------------------------------      ------------
Net income for the period                     $   (10,419)   $  43,657        $(30,914)     $      2,324
======================================================================================      ============

Net income per share
  Basic and fully diluted                     $     (0.00)                                  $       0.00
======================================================================================      ============
Weighted average number of shares outstanding
  Basic and fully diluted                      35,204,000                                     36,357,000
======================================================================================      ============

Reference is made to the accompanying "Notes to Unaudited Pro Forma Financial Statements".

Universe2U Inc. (formerly Paxton Mining Corporation)
--------------------------------------------------------------------------------

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999
(expressed in U.S. dollars)

------------------------------------------------------------------------------------------------------------
                                                                                 Pro forma         Pro forma
                                                  Universe2U    CableTec       Adjustments      Consolidated
------------------------------------------------------------------------------------------------------------
Sales                                            $ 1,614,496   $  863,014      $         -      $  2,477,510
------------------------------------------------------------------------------------------      ------------

Cost of goods sold
  Subcontracting                                     353,554      232,442                -           585,996
  Wages and benefits                                 296,217      205,940                -           502,157
  Materials                                          287,481       45,145                -           332,626
  Equipment rental and maintenance                    80,148       78,074                -           158,222
  Amortization                                        62,461       50,046                -           112,507
------------------------------------------------------------------------------------------      ------------
                                                   1,079,861      611,647                -         1,691,508
------------------------------------------------------------------------------------------      ------------
Gross profit                                         534,635      251,367                -           786,002
------------------------------------------------------------------------------------------      ------------

Expenses
  Salaries and wages                                 223,296            -                -           223,296
  Professional fees                                  113,677       17,059                -           130,736
  Consulting fees                                    145,052            -                -           145,052
  Management fees                                    138,827            -                -           138,827
  Interest and bank charges                          129,250        4,864                -           134,114
  Auto and travel                                     71,000       40,617                -           111,617
  Rent and utilities                                  64,419       36,170                -           100,589
  Advertising and promotion                           31,584       35,083                -            66,667
  Insurance                                           21,395       16,705                -            38,100
  Telephone                                           33,753            -                -            33,753
  Office and general                                  21,232        8,045                -            29,277
  Stock based compensation                            20,267            -                -            20,267
  Employee benefits                                   13,529            -                -            13,529
  Repairs and maintenance                              2,764            -                -             2,764
  Loss on foreign exchange                               749            -                -               749
  Bad debts                                                -      (10,191)               -           (10,191)
  Amortization of capital assets                      41,559            -          154,571  5a       196,130
------------------------------------------------------------------------------------------      ------------
                                                   1,072,353      148,352          154,571         1,375,276
------------------------------------------------------------------------------------------      ------------
Income from continuing operations                   (537,718)     103,015         (154,571)         (589,274)
Income from discontinued operations                        -       15,724          (15,724) 5a             -
------------------------------------------------------------------------------------------      ------------
Income before provision for  income taxes           (537,718)     118,739         (170,295)         (589,274)
  Provision for income taxes                        (110,995)      31,020                -           (79,975)
------------------------------------------------------------------------------------------      ------------
Net income for the year                          $  (426,723)  $   87,719      $  (170,295)     $   (509,299)
==========================================================================================      ============
Net income per share
  Basic and fully diluted                        $     (0.01)                                   $      (0.01)
==========================================================================================      ============
Weighted average number of shares outstanding
  Basic and fully diluted                         35,204,000                                      36,357,000
==========================================================================================      ============

Reference is made to the accompanying "Notes to Unaudited Pro Forma Financial Statements".

Universe2U Inc. (formerly Paxton Mining Corporation)
--------------------------------------------------------------------------------


Notes to Unaudited Pro Forma Financial Statements
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------

1.   Nature and Purpose of Pro Forma Financial Information
--------------------------------------------------------------------------------

     The pro forma consolidated balance sheet of Universe2U Inc. as at March 31, 2000 assumes the following transactions occurred on March 31, 2000:

     (a)  the conversion of debentures into common shares
     (b) the Company's acquisition of Bernie Tan Investments Inc. (o/a Cable Tec Communications) ("CableTec")
     (c)  the conversion of shareholder advances into common shares
     (d)  the completion of a portion of a private placement

     The pro forma consolidated statement of operations and deficit of the Company for the period ended March 31, 2000 and the year ended December 31, 1999 assumes that the following transactions occurred on January 1, 1999:

     (a)   the Company's acquisition of CableTec

2.   Significant Accounting Policies
--------------------------------------------------------------------------------

     The significant accounting policies used in the preparation of the pro forma consolidated balance sheet and statement of operations and deficit include those disclosed in the financial statements of Paxton, Universe2U, and CableTec.

3.   Combined Balance Sheet Assumptions and Adjustments as at March 31, 2000
--------------------------------------------------------------------------------

     The combined balance sheet of Universe2U Inc. as at March 31, 2000 combines the financial position of Universe2U Inc. (formerly Paxton Mining Corporation)("Paxton") and Universe2U Inc. ("Universe2U") as a result of the reverse acquisition by Universe2U of Paxton accounted for as a recapitalization in May 2000. The effects of the recapitalization include:

     (a)  the elimination of Paxton's deficit of $316,379
     (b)  the elimination of Universe2U's share capital of $14
     (c) the issuance of 250,000 common shares by Paxton to Universe2U shareholders

4.   Pro Forma Balance Sheet Assumptions and Adjustments as at March 31, 2000
--------------------------------------------------------------------------------

     (a)  Conversion of debenture

          This adjustment records the issuance of 833,000 common shares of Universe2U upon conversion of $689,941 of debentures. The adjustment assumes the conversion occurred on March 31, 2000.

Universe2U Inc. (formerly Paxton Mining Corporation)
--------------------------------------------------------------------------------

Notes to Unaudited Pro Forma Financial Statements
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------


4.   Pro Forma Balance Sheet Assumptions and Adjustments as at March 31, 2000
     - continued
--------------------------------------------------------------------------------

     (b)  Acquisition of CableTec

          The pro forma balance sheet has been prepared to reflect the Company's acquisition of CableTec for consideration of $1,036,340 comprised of notes payable of $967,345 and deposits paid of $68,995. This acquisition has been accounted for under the purchase method of accounting. Pro forma adjustments and assumptions are made to reflect:

          -  the reduction of deposits paid of $68,995

          -  the issuance of a note payable of $967,345

          -  the elimination of CableTec's share capital of $1

          -  the elimination of CableTec's retained earnings of $413,402

          -  the allocation of the purchase price is as follows:

-----------------------------------------------------------------------------------------------

          Purchase price                                                            $ 1,036,340
          Less:  book value of net assets acquired                                      413,403
-----------------------------------------------------------------------------------------------

          Excess of cost over book value of net assets acquired                     $   622,937

-----------------------------------------------------------------------------------------------

          Allocation of excess of cost over book value of net assets acquired:
             Capital assets - tools and equipment                                   $   622,937
-----------------------------------------------------------------------------------------------

          Tools and equipment will be amortized over their estimated useful lives on a declining balance basis at a rate of 20% per annum. The purchase price allocation assumes the transaction closed on March 31, 2000. The actual allocation will be based on the value of the net assets acquired on the closing date of the transaction being May 31, 2000.

     (c)  Conversion of shareholder advances

          This adjustment records the issuance of 100,000 common shares of Universe2U upon the conversion of $498,857 of shareholder advances.

     (d)  Private placement

          This adjustment records the issuance of 220,000 common shares of Universe2U at a subscription price of $5 per share and 220,000 share purchase warrants exercisable at $5 per share.

Universe2U Inc. (formerly Paxton Mining Corporation)
--------------------------------------------------------------------------------

Notes to Unaudited Pro Forma Financial Statements
March 31, 2000
(expressed in U.S. dollars)
--------------------------------------------------------------------------------


5. Pro Forma Statement of Operations Assumptions and Adjustments for the Period Ended March 31, 2000 and the Year Ended December 31, 1999
--------------------------------------------------------------------------------
     (a)  Acquisition of CableTec

          The pro forma statements of operations have been prepared to reflect the acquisition as if it occurred on January 1, 1999 and the following adjustments and assumptions resulting from the acquisition of Cable
          Tec:

          - the elimination of the results of discontinued operations of $15,429 for the year ended December 31, 1999

          - the additional amortization of capital assets of $30,914 for the period ended March 31, 2000 and $154,571 for the year ended December 31, 1999

     (b)  Pro forma basic and fully diluted loss per share

          The weighted average number of shares used to compute pro forma basic and fully diluted loss per share is determined as follows:

---------------------------------------------------------------------------------------
          Weighted average number of shares used to compute historical
            basic and fully diluted loss per share                           5,510,200
          Shares tendered for cancellation                                  (4,000,000)
          Acquisition of Universe2U                                            250,000
          Stock dividend                                                    33,443,800

--------------------------------------------------------------------------------------
          Weighted average number of shares after giving effect to the
            recapitalization of Universe2U                                  35,204,000
          Conversion of debenture                                              833,000
          Conversion of shareholder advances                                   100,000
          Private placement                                                    220,000
--------------------------------------------------------------------------------------
                                                                            36,357,000
======================================================================================